DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus New Jersey Intermediate Municipal Bond Fund for the six-month period ended September 30, 1997. Your Fund produced a total return, including share price changes and dividend income generated, of 5.12%,* and an annualized tax-free distribution rate per share of 4.33%.**
THE ECONOMY
    Virtually ideal economic conditions prevailed over the reporting period. Robust growth in the first half of 1997, the lowest unemployment rate since the early 1970s and measures of inflation at 30-year lows combined to spur consumer confidence to record high ground. Businesses were similarly optimistic: government reports showed that business investment in new equipment during the reporting period was at its fastest pace in 14 years.
The question is, how long can this favorable economic scenario continue before inflation rekindles or, more to the point, before the Federal Reserve Board (the "Fed") embarks on a policy of monetary restraint to dampen possible future inflationary excess? Traditionally, the Fed has acted to contain inflation long before it could spread throughout the economy, and Fed Chairman Alan Greenspan is a staunch inflation-fighter. Yet there are few traditional signs of potential inflationary excess to battle against. The upward creep of factory operating rates in response to surging industrial production is one, the tight labor market is another. With the unemployment rate so low, there is concern that employers will eventually raise wages to attract workers, resulting in higher prices as increased labor costs are passed along to consumers. So far, there has been a remarkable absence of wage and price pressures.
    There are few signs that broader measures of inflation are accelerating. The economy grew at a 4.1% rate over the first six months of this year, a pace that in other times would have resulted in rumblings of inflationary pressures. Until its modest rise in September, the Producer Price Index had an unprecedented series of seven straight monthly declines. The Consumer
Price Index rose at a 1.6% annual rate for the first eight months of the year, a rate less than half the 3.3% rise for the comparable period in 1996.
    Because of the lack of inflation, the Fed has been willing to tolerate strong economic growth without tightening monetary policy. The Federal Open Market Committee (FOMC), the policy-making arm of the Fed, has raised interest rates just once in more than two years, a period roughly coinciding with the surge of growth in the economy. The last increase in short-term interest rates came on March 25, 1997 when the FOMC increased the Federal Funds rate by a modest one-quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
    In addition, the Fed expected some slowdown throughout the 18-month economic resurgence, yet demand remained strong throughout. However, the latest revision of the second-quarter economic growth rate showed a considerable buildup in business inventories. A rise in inventories could trigger a subsequent slowdown in the economy if companies cut production in order to work off unsold backlogs. Nevertheless, it is possible that the inherent momentum in the economy combined with more vigorous consumer spending in the third quarter (retail sales showed renewed strength over the summer) could absorb these inventories without a reduction in output. We continue to remain alert for future changes of monetary policy by the Fed, particularly the possibility of a tightening if economic growth continues strong throughout the rest of this year.
MARKET ENVIRONMENT
    The municipal market has benefited from the same improving trends as did the broader fixed-income markets. This has occurred despite a 25 basis-point increase in the Federal Funds rate in March and recent commentary by Fed Chairman Alan Greenspan concerning another potential move. Yields on bonds in the maturity range that pertains to your Fund are currently lower than yields on bonds previously purchased and held in the Fund's present portfolio. The intermediate sector of the municipal market continues to show strength and is now at cyclically rich levels compared to U.S. Treasury securities for the year. Recent issuance of new municipal bond debt has increased; however, supply in the intermediate maturity range has been less than that for longer maturity ranges. It appears that the intermediate sector is less vulnerable to a technical correction from either oversupply or excessive demand. This characteristic of performance has helped support the bond prices in your Fund, and furthermore provides some apparent downside protection.
PORTFOLIO OVERVIEW
    Many current new issue offerings are not as structurally attractive as the majority of the positions held in the portfolio. Also, very few new issues came to market in the recent quarter. Fortunately, we have not been under pressure to invest during this recent low interest-rate environment.
The Fund is largely invested, and portfolio holdings are seasoned, creating an investment vehicle aimed at producing high current income. This facilitates lower volatility, a potential asset if Fed action is taken. In the coming months, as securities move closer to maturity, we plan to replace those short-lived holdings with more advantageous positions in order to maintain the integrity of the portfolio.

                                          Very truly yours,

                                [Richard J. Moynihan signature logo]

                                          Richard J. Moynihan
                                 Director, Municipal Portfolio Management
                                        The Dreyfus Corporation
October 20, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid. Income is subject to state and local taxes for non-New Jersey residents.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period. Some income may be subject to the Federal Alternative minimum tax (AMT) for certain shareholders.

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                    SEPTEMBER 30, 1997 (UNAUDITED)
                                                                                                    Principal
Long-Term Municipal Investments-100.0%                                                               Amount          Value
                                                                                                     -------        -------
New Jersey-90.7%
Bayshore Regional Sewer Authority, Subordinated Sewer Revenue:
  5.10%, 5/1/2004 (Insured; MBIA)...........................................                    $    1,110,000   $  1,152,679
  5.30%, 4/1/2008 (Insured; MBIA)...........................................                         1,000,000      1,050,980
  5.40%, 4/1/2009 (Insured; MBIA)...........................................                         1,000,000      1,049,380
Brick Township Municipal Utilities Authority, Water and Sewer Revenue,
Refunding
  5.10%, 12/1/2009 (Insured; FGIC)..........................................                         1,500,000      1,530,645
Burlington County:
  5.20%, 10/1/2009..........................................................                         2,000,000      2,042,340
  Refunding 5.35%, 9/15/2003................................................                         1,000,000      1,045,060
Camden County Improvement Authority, Revenue:
  County Guaranteed Lease:
    5.40%, 12/1/2002........................................................                           855,000        897,724
    5.85%, 10/1/2006 (Insured; MBIA)........................................                         1,000,000      1,091,180
  (Health Services Center) 4.80%, 12/1/2004 (Insured; AMBAC)................                         1,555,000      1,588,961
Camden County Municipal Utilities Authority, County Agreement Sewer Revenue,
  Refunding:
    5.50%, 7/15/2005 (Insured; FGIC)........................................                         1,000,000      1,064,360
    5%, 7/15/2009 (Insured; FGIC)...........................................                         2,000,000      2,021,460
Cherry Hill Township:
  General and Water Assessment 5.30%, 9/1/2002..............................                         1,220,000      1,275,730
  Sewer and Sewer Assessment 5.30%, 9/1/2002................................                           150,000        156,852
Delaware River and Bay Authority, Revenue 5.10%, 1/1/2009 (Insured; FGIC)...                           815,000        833,231
Dover Township:
  5.80%, 10/15/2001 (Insured; AMBAC)........................................                         1,740,000      1,845,775
  5.90%, 10/15/2002 (Insured; AMBAC)........................................                         1,640,000      1,761,606
Township of East Brunswick, Refunding 4.75%, 4/1/2004.......................                         1,310,000      1,338,663
Essex County Improvement Authority, Revenue:
  (Irvington County School District) 6.10%, 10/1/2001 (Insured; FSA)........                         1,415,000      1,515,805
  Lease, Refunding (County Jail and Youth House Project)
    5%, 12/1/2009 (Insured; AMBAC)..........................................                         1,575,000      1,593,727
Gloucester Township, Refunding 5.20%, 7/15/2004 (Insured; AMBAC)............                           795,000        831,936
Hamilton Township:
  General Improvement 5.20%, 9/1/2002 (Insured; FGIC).......................                           600,000        625,044
  Sewer Utility 5.20%, 9/1/2002 (Insured; FGIC).............................                           450,000        468,783
Highland Park, Water and Sewer Utility:
  6%, 10/15/2003............................................................                           360,000        387,425
  6%, 10/15/2004............................................................                           470,000        504,174
Hillside Township 6.60%, 2/15/2007 (Insured; MBIA)..........................                         1,000,000      1,103,580
City of Hoboken Parking Authority, Parking General Revenue, Refunding:
  6.10%, 3/1/2002...........................................................                           375,000        397,324
  6.20%, 3/1/2003...........................................................                           395,000        423,527

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                         SEPTEMBER 30, 1997 (UNAUDITED)
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       -------        -------
New Jersey (continued)
Hudson County:
  4.75%, 8/1/2003...........................................................                   $       500,000   $    505,175
  Vocational School Improvement 5.05%, 10/1/2008 (Insured; FSA).............                         1,010,000      1,043,603
Hudson County Improvement Authority, Solid Waste System Revenue
  6.75%, 1/1/2003...........................................................                         3,000,000      3,078,300
Hunterdon County, General Improvement:
  4.25%, 12/15/2006.........................................................                         1,600,000      1,559,424
  4.25%, 12/15/2007.........................................................                         1,600,000      1,543,312
Jersey City, Water Refunding:
  5.20%, 10/1/2008 (Insured; AMBAC).........................................                         1,565,000      1,620,730
  5.30%, 10/1/2009 (Insured; AMBAC).........................................                         1,295,000      1,338,654
Lacy Municipal Utilities Authority, Water Revenue:
  5.10%, 12/1/2003 (Insured; MBIA)..........................................                         1,060,000      1,104,880
  5.20%, 12/1/2004 (Insured; MBIA)..........................................                         1,215,000      1,271,097
Long Branch Sewerage Authority, Revenue, Refunding:
  5%, 6/1/2003 (Insured; FGIC)..............................................                           610,000        630,935
  5.10%, 6/1/2004 (Insured; FGIC)...........................................                           690,000        715,999
Manalapan-Englishtown Regional School District Board of Education (School
Bonds)
  5%, 5/1/2004..............................................................                         1,950,000      2,016,202
Mercer County Improvement Authority, Revenue:
  Refunding (Special Services School District) 5.30%, 12/15/2002............                           845,000        886,008
  Township Guaranteed Refunding (Hamilton Board of Education Lease Project)
    5.70%, 6/1/2002 (Insured; MBIA).........................................                           470,000        497,946
Middlesex County Utilities Authority, Sewer Revenue, Refunding
  5%, 9/15/2008 (Insured; FGIC).............................................                         1,000,000      1,022,020
Township of Middletown, Refunding 4.90%, 8/1/2004...........................                         1,810,000      1,858,526
Monmouth County 5.10%, 10/1/2010............................................                         2,600,000      2,646,904
City of Newark Board of Education 5.875%, 12/15/2006 (Insured; MBIA)........                         1,755,000      1,917,250
State of New Jersey:
  5.80%, 8/1/2001...........................................................                         2,000,000      2,117,240
  5.90%, 8/1/2002...........................................................                         2,000,000      2,146,380
New Jersey Economic Development Authority:
  District Heating and Cooling Revenue (Trenton-Trigen Project)
    6.10%, 12/1/2004........................................................                         3,375,000      3,596,096
  Economic Growth Revenue:
    4.80%, 10/1/2003 (LOC; National Westminster Bank) (a)...................                           730,000        746,221
    5%, 10/1/2005 (LOC; National Westminster Bank) (a)......................                         1,135,000      1,170,855
  Market Transition Facility Revenue 7%, 7/1/2004 (Insured; MBIA)...........                         2,275,000      2,602,827
  Waste Paper Recycling (MPMI Inc. Project) 5.75%, 2/1/2004.................                         2,500,000      2,586,975

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                  SEPTEMBER 30, 1997 (UNAUDITED)
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       -------        -------
New Jersey (continued)
New Jersey Educational Facilities Authority, Revenue:
  College and University:
    (Institute of Advanced Study) 6.15%, 7/1/2004...........................                   $       560,000  $     599,077
    Refunding:
      (Princeton Theological):
        4.70%, 7/1/2010.....................................................                           880,000        868,314
        4.80%, 7/1/2011.....................................................                           920,000        912,438
        4.875%, 7/1/2012....................................................                           965,000        961,410
      (Ramapo College) 5.15%, 7/1/2004 (Insured; MBIA)......................                         1,010,000      1,051,370
      (Rowan College) 5.15%, 7/1/2004 (Insured; MBIA).......................                           825,000        858,792
      (University of Medicine and Dentistry) 5%, 12/1/2004 (Insured; AMBAC).                         5,090,000      5,263,060
  Higher Educational Facilities Trust Fund:
    5.125%, 9/1/2006 (Insured; AMBAC).......................................                         2,775,000      2,892,882
    5.125%, 9/1/2009 (Insured; AMBAC).......................................                         2,000,000      2,044,400
New Jersey Health Care Facilities Financing Authority, Health Care Revenue:
  (Allegany Health System-Our Lady of Lourdes Medical Center Issue)
    4.80%, 7/1/2005 (Insured; MBIA).........................................                         1,580,000      1,609,593
  (Deborah Heart and Lung Center Issue):
    5.60%, 7/1/2003.........................................................                         1,710,000      1,772,620
    5.80%, 7/1/2004.........................................................                           745,000        778,257
    5.90%, 7/1/2005.........................................................                           790,000        831,996
  (Mountainside Hospital) 5.10%, 7/1/2003 (Insured; MBIA)...................                         1,630,000      1,691,516
  Refunding:
    (Atlantic City Medical Center Issue) 6.30%, 7/1/2001....................                         3,365,000      3,577,702
    (Burdette Tomlin Memorial Hospital Issue) 6%, 7/1/2003 (Insured; FGIC)..                         1,665,000      1,788,593
    (Chilton Memorial Hospital) 4.80%, 7/1/2004.............................                         1,620,000      1,629,639
    (Raritan Bay Medical Center Issue) 6.625%, 7/1/2005.....................                         2,800,000      2,976,932
    (Robert Wood Johnson University Center) 5%, 7/1/2008 (Insured; MBIA)....                         1,500,000      1,527,390
    (Saint Joseph's Hospital and Medical Center)
      5.15%, 7/1/2006 (Insured; Connie Lee).................................                         2,555,000      2,642,100
    (West Jersey Health System) 5.45%, 7/1/2002 (Insured; MBIA).............                         2,160,000      2,267,503
New Jersey Higher Education Assistance Authority, Student Loan Revenue:
  6.80%, 7/1/2000...........................................................                           700,000        733,152
  (NJClass Loan Program) 5.60%, 1/1/2001....................................                           965,000        985,439
New Jersey Highway Authority, Senior Parkway Revenue, Refunding
  (Garden State Parkway):
    5.70%, 1/1/2002.........................................................                           500,000        526,905
    5.90%, 1/1/2004.........................................................                           500,000        536,265
New Jersey Housing and Mortgage Finance Agency, Housing Revenue, Refunding:
  6.20%, 11/1/2004..........................................................                         4,000,000      4,248,960
  6.60%, 11/1/2004..........................................................                         3,660,000      3,933,658
New Jersey Sports and Exposition Authority, Convention Center Luxury Tax
Revenue
  5.75%, 7/1/2002 (Insured; MBIA)...........................................                         2,000,000      2,127,740

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                   SEPTEMBER 30, 1997 (UNAUDITED)
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       -------        -------
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, Transportation System:
  6.25%, 12/15/2003.........................................................                    $    5,315,000   $  5,866,431
  5.125%, 6/15/2007 (Insured; AMBAC)........................................                         2,500,000      2,599,675
  4.875%, 12/15/2008 (Insured; MBIA)........................................                         3,000,000      3,037,290
New Jersey Turnpike Authority, Turnpike Revenue:
  5.70%, 1/1/2001 (Insured; AMBAC)..........................................                         1,000,000      1,046,020
  5.80%, 1/1/2002 (Insured; AMBAC)..........................................                         2,230,000      2,357,690
New Jersey Wastewater Treatment Trust:
  5.90%, 5/01/2003 (Insured; MBIA)..........................................                         1,400,000      1,507,968
  Loan Revenue 6.30%, 7/1/2005..............................................                         3,595,000      3,875,410
North Brunswick Township 6.30%, 5/15/2006...................................                         1,860,000      2,026,117
North Hudson Sewer Authority, Sewer Revenue 5.25%, 8/1/2010 (Insured; FGIC).                         3,825,000      3,913,625
North Jersey District Water Supply Commission, Revenue, Refunding
  (Wanaque South Project) 5.40%, 7/1/2002 (Insured; MBIA)...................                         2,795,000      2,931,815
Northeast Monmouth County Regional Sewer Authority, Sewer Revenue, Refunding
  5%, 11/1/2010 (Insured; MBIA).............................................                         2,250,000      2,267,055
Ocean County, General Improvement:
  7.50%, 10/15/2001.........................................................                           550,000        617,787
  5.30%, 9/1/2003...........................................................                         2,115,000      2,228,935
  5.125%, 7/1/2004..........................................................                         1,000,000      1,040,700
  5.65%, 7/1/2005...........................................................                         1,600,000      1,728,960
Parsippany-Troy Hills Township, Refunding 6%, 4/1/2004......................                         1,630,000      1,776,097
City of Perth Amboy Board of Education, COP, Lease Purchase Agreement
  (FWB Leasecorp,Inc.) 5.60%, 12/15/2002 (Insured; FSA).....................                         1,265,000      1,343,949
Pinelands Regional Board of Education, Refunding COP, Lease Purchase
Agreement
  (A & R Hunt Enterprises, Inc.) 5.70%, 2/15/2003 (Insured; FSA)............                           350,000        373,100
Port Authority of New York and New Jersey:
  (Consolidated Board 91st Series) 4.70%, 11/15/2004........................                         1,500,000      1,525,365
  (Consolidated Board 101st Series) 5.25%, 9/15/2006 (Insured; MBIA)........                         1,000,000      1,043,530
Township of Roxbury, Water and Sewer Assessment 5.05%, 8/1/2004 (Insured; AMBAC)........             1,175,000      1,219,603
Rutgers State University, University Revenue, Refunding
  (State University of New Jersey) 6.30%, 5/1/2005..........................                         2,900,000      3,163,813
South Jersey Port Corp., Marine Terminal Revenue:
  5.05%, 1/1/2003...........................................................                           835,000        850,155
  5.30%, 1/1/2005...........................................................                           930,000        957,835
  5.40%, 1/1/2006...........................................................                         1,010,000      1,046,986
South Jersey Transportation Authority, Transportation System Revenue
  5.50%, 11/1/2002 (Insured; MBIA)..........................................                         2,000,000      2,113,200
South River School District 5%, 12/1/2008 (Insured; FGIC)...................                         1,100,000      1,135,112

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                    SEPTEMBER 30, 1997 (UNAUDITED)
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       -------        -------
New Jersey (continued)
Southern Regional High School District 5.50%, 9/1/2011 (Insured; MBIA)......                    $    1,600,000   $  1,661,600
Sussex County Municipal Utilities Authority, Wastewater Facilities Revenue,
Refunding
  5%, 12/1/2003 (Insured; MBIA).............................................                         1,755,000      1,819,882
Trenton 5.25%, 8/1/2002 (Insured; FGIC).....................................                         1,000,000      1,043,240
Warren County Pollution Control Financing Authority, Landfill Revenue,
Refunding
  5.60%, 12/1/2002..........................................................                         1,765,000      1,724,529
Washington Township Board of Education 5.10%, 2/1/2007 (Insured; MBIA)......                         3,100,000      3,223,535
West Deptford Township, Refunding 5.20%, 3/1/2011 (Insured; AMBAC)..........                         2,000,000      2,033,720
West Morris Regional High School District Board of Education, School
  5.875%, 1/15/2004.........................................................                           250,000        270,770
West Windsor Township, General Improvement:
  5.70%, 10/15/2002.........................................................                           600,000        628,794
  5.90%, 10/15/2003.........................................................                           600,000        630,954
West Windsor-Plainsboro Regional Board of Education, Refunding COP,
  Lease Purchase Agreement (Lamington Funding Corp.)
  5.50%, 3/15/2003 (Insured; MBIA)..........................................                         1,115,000      1,175,020
Western Monmouth Utilities Authority, Revenue, Refunding
  5.15%, 2/1/2008 (Insured; AMBAC)..........................................                         1,000,000      1,035,160
Woodbridge Township:
  5.65%, 8/15/2002..........................................................                         1,320,000      1,399,332
  6.20%, 8/15/2007..........................................................                         2,000,000      2,143,000
U.S. Related-9.3%
Commonwealth of Puerto Rico, Improvement, Refunding:
  5.20%, 7/1/2003...........................................................                         2,195,000      2,278,147
  5.30%, 7/1/2004 (Insured; MBIA)...........................................                         8,000,000      8,449,600
Puerto Rico Highway and Transportation Authority, Highway Revenue, Refunding
  5.10%, 7/1/2003 (Insured; MBIA)...........................................                         3,000,000      3,131,850
Puerto Rico Municipal Finance Agency 5.60%, 7/1/2002........................                         2,100,000      2,199,981
Virgin Islands, Subordinated Special Tax
  (Insurance Claims Fund Program/ GO Matching Fund) 5.65%, 10/1/2003........                         3,180,000      3,326,280
Virgin Islands Public Finance Authority, Revenue, Refunding
  (Matching Fund Loan Notes) 7%, 10/1/2002..................................                           250,000        274,437
Virgin Islands Water and Power Authority, Water System Revenue 7.20%, 1/1/2002                         300,000        315,039
                                                                                                                      -------
TOTAL INVESTMENTS
  (cost $204,974,102).......................................................                                     $213,818,306
                                                                                                                      =======


DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      GO      General Obligation
COP           Certificate of Participation                       LOC     Letter of Credit
FGIC          Financial Guaranty Insurance Company               MBIA    Municipal Bond Investors Assurance
FSA           Financial Security Assurance                                    Insurance Corporation
Summary of Combined Ratings (Unaudited)

Fitch (b)              or          Moody's             or         Standard & Poor's          Percentage of Value
--------                           --------                       -----------------          ------------------
AAA                                Aaa                            AAA                               57.5%
AA                                 Aa                             AA                                17.1
A                                  A                              A                                 15.1
BBB                                Baa                            BBB                                5.1
BB                                 Ba                             BB                                  .8
Not Rated (c)                      Not Rated (c)                  Not Rated (c)                      4.4
                                                                                                   ----
                                                                                                   100.0%
                                                                                                   ====
Notes to Statement of Investments:
    (a)  Secured by letter of credit.
    (b)  Fitch currently provides creditworthiness information for a limited number of investments.
    (c)  Securities which, while not rated by Fitch, Moody's and Standard &
   Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
    (d)  At September 30, 1997, 26.1% of the Fund's net assets are insured by
   MBIA.
SEE NOTES TO FINANCIAL STATMENTS.

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                          SEPTEMBER 30, 1997 (UNAUDITED)
                                                                                                         Cost           Value
                                                                                                       --------        --------
ASSETS:                          Investments in securities-See Statement of Investments            $204,974,102    $213,818,306
                                 Receivable for shares of Beneficial Interest subscribed                                 13,650
                                 Interest receivable........................                                          3,235,244
                                 Prepaid expenses...........................                                              2,837
                                                                                                                       --------
                                                                                                                    217,070,037
                                                                                                                       --------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          114,975
                                 Cash overdraft due to Custodian............                                          1,308,518
                                 Accrued expenses...........................                                             54,388
                                                                                                                       --------
                                                                                                                      1,477,881
                                                                                                                       --------
NET ASSETS..................................................................                                       $215,592,156
                                                                                                                       ========
REPRESENTED BY:                  Paid-in capital............................                                       $211,761,458
                                 Accumulated net realized gain (loss) on investments                                 (5,013,506)
                                 Accumulated net unrealized appreciation (depreciation) on
                                 investments-Note 4.........................                                          8,844,204
                                                                                                                       --------
NET ASSETS..................................................................                                       $215,592,156
                                                                                                                       ========
SHARES OUTSTANDING
(unlimited number of $.001 par vaue shares of Beneficial Interest authorized)                                        15,698,086
NET ASSET VALUE, offering and redemption price per share-Note 3(d)..........                                             $13.73
                                                                                                                           ====
SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                   SIX MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                      $  5,566,003
EXPENSES:                        Management fee-Note 3(a)...................                  $     647,525
                                 Shareholder servicing costs-Note 3(b)......                        114,672
                                 Professional fees..........................                         21,794
                                 Custodian fees.............................                         10,583
                                 Trustees' fees and expenses-Note 3(c)......                         10,431
                                 Prospectus and shareholders' reports.......                         10,115
                                 Registration fees..........................                          1,569
                                 Loan commitment fees-Note 2................                            932
                                 Miscellaneous..............................                         14,623
                                                                                                    -------
                                       Total Expenses.......................                                           832,244
                                                                                                                       -------
INVESTMENT INCOME-NET.......................................................                                         4,733,759
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                $         8,295
                                 Net unrealized appreciation (depreciation) on investments        6,119,643
                                                                                                    -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         6,127,938
                                                                                                                       -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $10,861,697
                                                                                                                       =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                  Six Months Ended
                                                                                  September 30, 1997               Year Ended
                                                                                    (Unaudited)                  March 31, 1997
                                                                                     ----------                         --------
OPERATIONS:
  Investment income-net....................................................      $    4,733,759                   $    9,883,642
  Net realized gain (loss) on investments..................................               8,295                          940,342
  Net unrealized appreciation (depreciation) on investments................           6,119,643                       (2,476,956)
                                                                                        -------                          -------
    Net Increase (Decrease) in Net Assets Resulting from Operations........          10,861,697                        8,347,028
                                                                                        -------                          -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net....................................................          (4,733,759)                      (9,938,876)
                                                                                        -------                          -------
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold............................................          12,981,954                       40,305,583
  Dividends reinvested.....................................................           3,979,962                        8,420,257
  Cost of shares redeemed..................................................         (23,847,733)                     (59,817,875)
                                                                                        -------                          -------
    Increase (Decrease) in Net Assets from Beneficial Interest Transactions          (6,885,817)                     (11,092,035)
                                                                                        -------                          -------
        Total Increase (Decrease) in Net Assets............................            (757,879)                     (12,683,883)
NET ASSETS:
  Beginning of Period......................................................         216,350,035                      229,033,918
                                                                                        -------                          -------
  End of Period............................................................        $215,592,156                     $216,350,035
                                                                                        =======                          =======
                                                                                        Shares                          Shares
                                                                                        -------                          -------
CAPITAL SHARE TRANSACTIONS:
  Shares sold..............................................................             955,837                        3,006,720
  Shares issued for dividends reinvested...................................             292,835                          627,323
  Shares redeemed..........................................................          (1,759,251)                      (4,460,526)
                                                                                        -------                          -------
    Net Increase (Decrease) in Shares Outstanding..........................            (510,579)                        (826,483)
                                                                                        =======                          =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Benficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                               Six Months Ended
                                              September 30, 1997                Year Ended March 31,
                                                                   ----------------------------------------------------
PER SHARE DATA:                                 (Unaudited)        1997        1996        1995        1994        1993(1)
                                                 ------------      ----        ----        ----        ----        ----
    Net asset value, beginning of period..         $13.35        $13.44      $13.12      $13.08      $13.28      $12.50
                                                     ----          ----        ----        ----        ----        ----
    Investment Operations:
    Investment income-net.................            .30           .59         .60         .65         .68         .60
    Net realized and unrealized gain (loss)
      on investments......................            .38          (.08)        .32         .04        (.20)        .78
                                                     ----          ----        ----        ----        ----        ----
    Total from Investment Operations......            .68           .51         .92         .69         .48        1.38
                                                     ----          ----        ----        ----        ----        ----
    Distributions:
    Dividends from investment income-net..           (.30)         (.60)       (.60)       (.65)       (.68)       (.60)
                                                     ----          ----        ----        ----        ----        ----
    Net asset value, end of period........         $13.73        $13.35      $13.44      $13.12      $13.08      $13.28
                                                     ====          ====        ====        ====        ====        ====
TOTAL INVESTMENT RETURN...................          10.21%(2)      3.84%       7.09%       5.45%       3.52%      13.48%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets           .77%(2)       .78%        .72%        .45%        .06%          -
    Ratio of net investment income
      to average net assets...............           4.39%(2)      4.43%       4.47%       5.02%       4.97%       5.27%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..              -             -         .06%        .45%        .83%       1.10%(2)
    Portfolio Turnover Rate...............            .27%(3)     14.60%      13.69%      35.01%       5.99%      32.99%(3)
    Net Assets, end of period (000's Omitted)    $215,592      $216,350    $229,034    $221,199    $238,292    $129,197
(1)    From May 27, 1992 (commencement of operations) to March 31, 1993.
(2)    Annualized.
(3)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus New Jersey Intermediate Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to
DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $4,913,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1997. If not applied, $2,452,000 of the carryover expires in fiscal 2003 and $2,461,000 expires in fiscal 2004.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended September 30, 1997, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from April 1, 1997 through March 31,1998 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .80 of 1% of the value of the Fund's average daily net assets. There was no expense reimbursement for the period ended September 30, 1997.
    (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 1997, the Fund was charged $46,000 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended September 30, 1997, the Fund was charged $54,106 pursuant to the transfer agency agreement.
    (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (d) A 1% redemption fee is charged on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended September 30, 1997, redemption fees amounted to $76.

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 1997, amounted to $2,750,062 and $574,860, respectively.
    At September 30, 1997, accumulated net unrealized appreciation on investments was $8,844,204, consisting of $8,919,489 gross unrealized appreciation and $75,285 gross unrealized depreciation.
    At September 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS NEW JERSEY INTERMEDIATE
MUNICIPAL BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.                            751SA979
Registration Mark
[Dreyfus logo]
New Jersey
Intermediate
Municipal
Bond Fund
Semi-Annual
Report
September 30, 1997